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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported):  October 10, 1996



                             MAN SANG HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)



           NEVADA                      0-20877               13-3165967
(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)


                   21/F, RAILWAY PLAZA, 39 CHATHAM ROAD SOUTH
                         TSIMSHATSUI, KOWLOON, HONG KONG
               (Address of principal executive offices) (Zip Code)



       Registrant's telephone number, including area code:  852 2317 5300


                       14/F SANDS BUILDING, 17 HANKOW ROAD
                         TSIMSHATSUI, KOWLOON, HONG KONG
          (Former name or former address, if changed since last report)


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ITEM 5.   OTHER EVENTS.

     The Registrant declared a 1-for-4 reverse split of its Common Stock effective October 10, 1996.

     The Registrant has also relocated its executive offices to 21/F, Railway Plaza, 39 Chatham Road South, Tsimshatsui, Kowloon, Hong Kong.


ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.
                                                                         PAGE
                                                                         ----
     (C)  EXHIBITS

          3.1  Amendment to Articles of Incorporation. . . . . . . . .











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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       MAN SANG HOLDINGS, INC.



Date:  October 10, 1996                By: /s/ Sam Sio
                                       --------------------------------------
                                               Sam Sio
                                               Chief Executive Officer









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